UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2004

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

5800 Park of Commerce Boulevard N.W., Boca Raton, FL 33487

(Address of principal executive offices) (Zip code)

(561) 989-5800

(Registrant’s telephone number, including area code)

Nabi Biopharmaceuticals

Item 12. Results of Operations and Financial Condition

On April 21, 2004, Nabi Biopharmaceuticals (“the Company”) issued a press release announcing its financial results for the three months ended March 27, 2004. A copy of the press release is furnished as Exhibit 99 to this report.

The information in this report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Index of Exhibits

Exhibit number	Exhibit description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: April 21, 2004	By:	/s/ Mark L. Smith
Mark L. Smith

Senior Vice President, Finance,
Chief Financial Officer, Chief Accounting Officer and Treasurer